EXHIBIT 10.1
FIRST AMENDMENT TO
RETAILER PROGRAM AGREEMENT
(Select Comfort)

THIS FIRST AMENDMENT TO RETAILER PROGRAM AGREEMENT (this “Amendment”) is effective as of September 29, 2014, and amends that certain Retailer Program Agreement, made as of January 1, 2014 (as amended, modified and supplemented from time to time, the “Agreement”), by and between Synchrony Bank (“Bank”) and Select Comfort Corporation (“Select Comfort”) and Select Comfort Retail Corporation (“SCRC” and collectively with Select Comfort, “Retailer”). Capitalized terms used herein and not otherwise defined have the meanings given them in the Agreement.
WHEREAS, Bank and Retailer desire to amend the Agreement to extend the term of the Agreement and to address certain other issues set forth below, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises and subject to the terms and conditions hereinafter set forth, the parties hereby agree as follows:
I. AMENDMENTS TO THE AGREEMENT
1.1    Amendment to Definition of “Working Capital” in Appendix B. The definition of “Working Capital” in Section III of Appendix B is hereby deleted and replaced with the following:
“Working Capital” means with respect to Retailer and as of any date of determination, current assets of Retailer determined in accordance with GAAP plus the marketable debt securities - non-current of Retailer determined in accordance with GAAP minus the current liabilities of Retailer determined in accordance with GAAP.

II. GENERAL
2.1    Authority for Amendment. Retailer represents and warrants to Bank that the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Retailer and upon execution by all parties, will constitute a legal, binding obligation of Retailer.
2.2    Effect of Amendment. Except as specifically amended hereby, the Agreement, and all terms contained therein, remains in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire understanding of the parties with respect to the subject matter hereof.
2.3    Binding Effect; Severability. Each reference herein to a party hereto shall be deemed to include its successors and assigns, all of whom shall be bound by this Amendment and in whose favor the provisions of this Amendment shall inure. In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.
2.4    Further Assurances. The parties hereto agree to execute such other documents and instruments and to do such other and further things as may be necessary or desirable for the execution and implementation of this Amendment and the consummation of the transactions contemplated hereby and thereby.
2.5    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to principles of conflicts of laws.

2.6    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their respective duly authorized officers to be effective as provided herein. The Parties expressly consent and agree that this Amendment may be electronically signed. The Parties agree that electronic signatures appearing on this Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

Select Comfort Corporation (“Select Comfort”)        Synchrony (“Bank”)
Select Comfort Retail Corporation (“SCRC”)

Signature:    /s/ Robert J. Poirier            Signature:    /s/ Anthony S. Foster

Printed Name:    Robert J. Poirier                Printed Name:    Anthony S. Foster

Title:        VP, Treasurer and Chief Accounting     Title:        SVP
Officer

Signature Date:    Sep 29, 2014                Signature Date:    Sep 29, 2014

INTERNAL APPROVALS AS TO FORM

Business:     /s/ Robert J. Poirier

Legal:        /s/ Heather Somers

Sourcing:    /s/ Heather Somers    N/R

Finance:        /s/ Robert J. Poirier

IT:        /s/ Heather Somers    N/R

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